ALLIANCE GREATER CHINA '97 FUND

ANNUAL REPORT
JULY 31, 1998


ALLIANCE CAPITAL








LETTER TO SHAREHOLDERS                          ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

September 25, 1998

Dear Shareholder:

This annual report contains investment results and market activity for Alliance Greater China '97 Fund for the period ended July 31, 1998.

INVESTMENT RESULTS
The following table provides the performance data for your Fund since its inception on September 3, 1997 and over the six months ended July 31, 1998, and for comparison, that of the Lipper China Region Funds Average (Lipper Average). For reference, the table also provides performance data for three Morgan Stanley Capital International (MSCI) indices including the China, Hong Kong and Taiwan indices. Since the performance for each MSCI index represents issues located only in a single country, these indices should not be used to compare the performance data of your Fund, as your Fund's investments are diversified into all three countries.

While all major Asian indices continued to fall during the period, your Fund was able to sustain somewhat less damage than the Lipper Average over the six-month and since-inception periods ended July 31, 1998, mainly due to our focus on companies with better financial strength to weather the economic downturn. The Fund avoided some of the sectors that performed most poorly, especially cyclical industries such as the petrochemical and steel industries.


INVESTMENT RESULTS*
Periods Ended July 31, 1998
                                               TOTAL RETURNS
                                        6 MONTHS    SINCE INCEPTION**
                                       ---------    -----------------
ALLIANCE GREATER
  CHINA '97 FUND
  Class A                                -18.10%        -51.20%
  Class B                                -18.44%        -51.53%
  Class C                                -18.58%        -51.53%

MSCI CHINA INDEX                         -30.12%        -71.08%

MSCI HONG KONG INDEX                     -20.56%        -48.24%

MSCI TAIWAN INDEX                        -13.16%        -41.68%

LIPPER CHINA REGION FUNDS AVERAGE        -20.32%        -53.16%


* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE AS OF JULY 31, 1998. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. TOTAL RETURNS FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    THE MSCI CHINA INDEX, THE MSCI HONG KONG INDEX, AND THE MSCI TAIWAN INDEX ARE MARKET CAPITALIZATION-WEIGHTED INDICES OF COMPANIES LOCATED IN THEIR RESPECTIVE COUNTRIES, AND ARE RESPECTIVELY COMPRISED OF 26, 35, AND 77 COMPANIES AS OF JULY 31, 1998. THE LIPPER CHINA REGION FUNDS AVERAGE REPRESENTS FUNDS THAT INVEST IN EQUITY SECURITIES WHOSE PRIMARY TRADING MARKETS OR OPERATIONS ARE CONCENTRATED IN THE CHINA REGION OR IN A SINGLE COUNTRY WITHIN THIS REGION. THESE FUNDS HAVE GENERALLY SIMILAR INVESTMENT OBJECTIVES TO YOUR FUND, ALTHOUGH INVESTMENT POLICIES FOR THE VARIOUS FUNDS MAY DIFFER. FOR THE SIX-MONTH AND SINCE-INCEPTION PERIODS, THE LIPPER AVERAGE INCLUDED 22 AND 20 FUNDS, RESPECTIVELY. ALL COMPARATIVE INDICES ARE UNMANAGED AND REFLECT NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX OR AN AVERAGE.

** THE INCEPTION DATE FOR ALLIANCE GREATER CHINA '97 FUND CLASS A, CLASS B, AND CLASS C SHARES IS SEPTEMBER 3, 1997. THE SINCE INCEPTION PERFORMANCE RESULTS FOR THE FUND REPRESENT DATA FROM THE FUND'S INCEPTION DATE, WHILE PERFORMANCE FIGURES FOR THE RELATIVE MSCI INDICES AND THE LIPPER AVERAGE ARE AS OF AUGUST 31, 1997 (THE MONTH-END NEAREST TO THE FUND'S INCEPTION DATE).

    ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3.


MARKET REVIEW
During the period under review, the equity markets of the Greater China region corrected sharply due to the contagion effect of the Asian currency crisis and the resulting economic slowdown in the Asian region including the Greater China economies. The correction in the Greater China equity markets was compounded by speculative attack on their currencies by many hedge funds. In addition, the political turmoil in Indonesia and the weakness of the Japanese yen created further volatility in the equity markets throughout the Asian region.


1


                                                ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

ECONOMIC REVIEW AND OUTLOOK
China's economy performed reasonably well and grew by 7% in the first half of 1998. The government of the People's Republic of China is committed to achieving goals including 7%-8% Gross Domestic Product (GDP) growth in 1999, low inflation and no devaluation of the Chinese currency, the renminbi. It is intended that the engine of growth will result from stimulating domestic demand with particular emphasis on infrastructure development. The latest statistics for fixed-asset investment growth suggested that an economic upswing, driven by domestic demand, should take place in the second half of 1998. The trade performance was also satisfactory, with a US$26.7 billion surplus recorded for the first seven months of 1998.

The Hong Kong economy has been adversely affected by high interest rates and the slowdown of the Asian economies; and first quarter 1998 GDP contracted by 2.8%. As the Hong Kong dollar peg was maintained, the adjustment in the real economy took place in the property and labor markets. In addition, liquidity remained tight due to the credit crunch in the banking system. The government has announced a series of measures aimed at addressing Hong Kong's economic downturn. Moreover, Hong Kong should also benefit from an acceleration in growth momentum in China. We expect that the Hong Kong economy should bottom out sometime in 1999.

In the first half of 1998, Taiwan's economic growth was 5.5%, and the impact of the Asian financial crisis was shown in slower private consumption and private investment. As a result of global outsourcing, Taiwan's manufacturing sector, electronics in particular, continued to benefit from strong order flow from U.S. and Europe.

FUND STRATEGY
Going forward, the outlook for the Greater China economies remains positive despite the short-term volatility created by the Asian financial crisis.

The Fund's strategy going forward is to continue to focus on companies with the financial strength to weather the economic downturn, and to take advantage of business opportunities as they arise. The Fund will continue to avoid the cyclical industries in China, such as the petrochemical and steel industries, which are suffering from oversupply and are therefore likely to experience further consolidation. The Fund will focus on infrastructure and related industries which we believe are likely to benefit from the pickup in fixed-asset investment. We also prefer utility companies with strong cash flow which are also defensive in the current downturn. And lastly, we expect that the technology sector in Taiwan should also continue to benefit from global outsourcing.

Thank you for your continued interest in Alliance Greater China '97 Fund. We look forward to reporting to you on market activity and your Fund's investment results in the coming periods.

Sincerely,




John D. Carifa
Chairman and President




Matthew Lee
Portfolio Manager


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2


INVESTMENT OBJECTIVE AND POLICIES               ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

Alliance Greater China '97 Fund is a non-diversified management investment company that seeks long-term capital appreciation by investing at least 80% of its total assets in equity securities issued by Greater China companies.


INVESTMENT RESULTS

NAV AND SEC TOTAL RETURNS AS OF JULY 31, 1998

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
Since Inception*             -51.20%        -53.25%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
Since Inception*             -51.53%        -53.46%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
Since Inception*             -51.53%        -52.01%

SEC TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END (JUNE 30, 1998)

                             CLASS A        CLASS B        CLASS C
                             -------        -------        -------
YTD                          -27.05%        -27.19%        -25.02%
Since Inception*             -47.65%        -47.86%        -46.24%


The Fund's investment results represent total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 9/3/97, all share classes.


3


                                                ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

ALLIANCE GREATER CHINA '97 FUND
GROWTH OF A $10,000 INVESTMENT
9/30/97* TO 7/31/98

$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000

9/30/97   11/30/97   1/31/98   3/31/98   5/31/98   7/31/98

GREATER CHINA '97 FUND CLASS A: $4,729

LIPPER CHINA REGION FUNDS AVERAGE: $4,691


This chart illustrates the total value of an assumed $10,000 investment in Alliance Greater China '97 Class A shares (from 9/30/97 to 7/31/98) as compared to the performance of an appropriate average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Lipper China Region Funds Average reflects the performance of 20 funds (based on the number of funds in the average from 9/30/97 to 7/31/98). These funds have generally similar investment objectives to Alliance Greater China '97 Fund, although the investment policies of some funds included in the average may vary.

When comparing Alliance Greater China '97 Fund to the average shown above, you should note that Lipper results include fees and expenses.

Greater China '97 Fund
Lipper China Region Funds Average


*    Closest month-end after Fund's Class A share inception date of 9/3/97.


4


TEN LARGEST HOLDINGS
JULY 31, 1998                                   ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

                                                                     PERCENT OF
COMPANY                                               U.S. $ VALUE   NET ASSETS
-------------------------------------------------------------------------------
HSBC Holdings Plc.--The company provides financial
  services that include corporate and retail
  banking, private and investment banking, and
  insurance.                                           $  224,405         10.4%
Cheung Kong Holdings, Ltd.--The company is involved
  in property development and investment,
  infrastructure and related businesses.                  208,144          9.6
Hutchison Whampoa, Ltd.--The company has diverse
  operations including property investment and
  development, port services, retail, manufacturing,
  finance, investment and other services.                 192,037          8.9
CLP Holdings, Ltd.--The company provides electricity
  to Hong Kong and the People's Republic of China.        177,583          8.2
Hong Kong Telecommunications, Ltd.--The company
  provides telecommunications, computer, engineering
  and other services.                                     174,692          8.1
China Telecom (Hong Kong), Ltd.--The company
  provides electricity to Hong Kong and the People's
  Republic of China.                                       87,888          4.1
Henderson Land Development Co., Ltd.--A holding
  company whose subsidiaries are involved in
  property development and investment, project
  management, construction, property management,
  finance and investment holding.                          87,694          4.1
Cheung Kong Infrastructure Holdings, Ltd.--The
  company develops, invests in and manages
  infrastructure projects mainly in the People's
  Republic of China.                                       86,243          4.0
China Foods Holdings, Ltd.--A holding company whose
  subsidiaries are involved in edible oils, food
  processing and related businesses as well as
  property management.                                     73,950          3.4
Ng Fung Hong, Ltd.--The company is engaged in the
  distribution of foodstuffs, trading of cereals,
  oils, and processed food, investment holdings and
  acting as a commission agent.                            66,903          3.1
                                                       $1,379,539         63.9%


5


INDUSTRY DIVERSIFICATION
JULY 31, 1998                                   ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

                                                                 PERCENT OF
                                           U.S. $ VALUE          NET ASSETS
-------------------------------------------------------------------------------
Banking                                      $  324,385             15.0%
Capital Goods                                   123,257              5.7
Consumer Services                                29,425              1.4
Consumer Staples                                219,456             10.2
Finance                                         431,277             20.0
Multi Industry                                  336,165             15.6
Technology                                      151,175              7.0
Transportation                                   59,366              2.7
Utilities                                       506,972             23.5
Total Investments                             2,181,478            101.1
Cash and receivables, net of liabilities        (23,008)            (1.1)
Net Assets                                   $2,158,470            100.0%


6


PORTFOLIO OF INVESTMENTS
JULY 31, 1998                                   ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

COMPANY                                            SHARES          U.S. $ VALUE
-------------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-101.1%
HONG KONG-88.3%
Cheung Kong Holdings, Ltd.                         48,000          $  208,144
Cheung Kong Infrastructure Holdings, Ltd.          55,000              86,243
China Foods Holdings, Ltd.                        300,000              73,950
China Resources Enterprise, Ltd.                   90,000              66,206
China Telecom, Ltd. (a)                            60,000              87,888
CLP Holdings, Ltd.                                 40,000             177,583
Dao Heng Bank Group, Ltd.                          15,000              23,037
Founder Hong Kong, Ltd.                            60,000              16,648
Hang Seng Bank, Ltd.                               12,000              58,540
Henderson Land Development Co., Ltd.               30,000              87,694
Hong Kong & China Gas Co., Ltd.                    30,000              30,393
Hong Kong Telecommunications, Ltd.                 94,000             174,692
HSBC Holdings Plc.                                  9,200             224,405
Hutchison Whampoa, Ltd.                            40,000             192,037
Legend Holdings, Ltd.                             200,000              45,170
New World Development Co., Ltd.                    50,000              66,142
New World Infrastructure, Ltd. (a)                 40,000              36,910
Ng Fung Hong, Ltd.                                 96,000              66,903
Shum Yip Investment, Ltd.                         250,000              46,461
Sime Darby (Hong Kong), Ltd.                       80,000              29,425
Union Bank of Hong Kong, Ltd.                      40,000              21,682
VTech Holdings, Ltd.                                6,000              27,102
Zhejiang Expressway Co., Ltd. Cl. H               400,000              59,366
                                                                    ---------
                                                                    1,906,621

PEOPLE'S REPUBLIC OF CHINA-3.2%
Yantai Changyu Pioneer
Wine Co., Ltd. Cl. B (a)                          200,000              51,881
Zhejiang Southeast Electric
  Power Co., Ltd. Cl. B                            85,000              16,660
                                                                    ---------
                                                                       68,541

TAIWAN-9.6%
Asustek Computer, Inc.                              1,500              12,745
D-Link Corp.                                       13,000              33,290
Hon Hai Precision Industry Co., Ltd.                4,000              26,539
Kang Na Hsiung Enterprise                          25,000              29,972
Kindom Construction Co., Ltd.                      21,250              26,280
Pacific Electrical Wire & Cable                    25,000              19,715
Phoenixtec Power Co., Ltd.                         14,000              35,036
Taiwan Semiconductor Manufacturing Co., Ltd.       10,000              22,698
                                                                    ---------
                                                                      206,275

WARRANTS-0.0%
Hong Kong & China Gas
  Warrants, expiring 9/30/99 (a)                    1,000                  41
                                                                    ---------

TOTAL INVESTMENTS-101.1%
  (cost $3,410,210)                                                 2,181,478
Other assets less liabilities-(1.1)%                                  (23,008)
                                                                    ---------
NET ASSETS-100%                                                    $2,158,470


(a)  Non-income producing security.

     See notes to financial statements.


7


STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1998                                   ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $3,410,210)             $2,181,478
  Cash, at value (cost $132,696)                                       132,700
  Deferred organization expenses                                       269,938
  Receivable from Adviser                                               49,863
  Dividends and interest receivable                                      5,798
  Total assets                                                       2,639,777

LIABILITIES
  Organizational expense payable                                       326,500
  Payable for investment securities purchased                            9,148
  Payable for capital stock redeemed                                     3,100
  Distribution fee payable                                               1,697
  Accrued expenses                                                     140,862
  Total liabilities                                                    481,307

NET ASSETS                                                          $2,158,470

COMPOSITION OF NET ASSETS
  Capital stock, at par                                             $      447
  Additional paid-in capital                                         4,261,311
  Distributions in excess of net investment income                      (1,554)
  Accumulated net realized loss on investments and foreign
    currency transactions                                             (873,006)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                     (1,228,728)
                                                                    $2,158,470

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($445,352 / 92,060 shares of beneficial interest
    issued and outstanding)                                              $4.84
  Sales charge--4.25% of public offering price                             .21
  Maximum offering price                                                 $5.05

 CLASS B SHARES
  Net asset value and offering price per share
    ($1,551,429 / 321,641 shares of beneficial interest
    issued and outstanding)                                              $4.82

CLASS C SHARES
  Net asset value and offering price per share
   ($101,768 / 21,109 shares of beneficial interest
   issued and outstanding)                                               $4.82

ADVISOR CLASS SHARES
  Net asset value, redemption, and offering price per share
   ($59,921 / 12,352 shares of beneficial interest
   issued and outstanding)                                               $4.85


See notes to financial statements.


8


STATEMENT OF OPERATIONS
SEPTEMBER 3, 1997* TO JULY 31, 1998             ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $335  $    84,110
  Interest                                               18,172    $   102,282

EXPENSES
  Advisory fee                                           27,471
  Distribution fee - Class A                              1,582
  Distribution fee - Class B                             20,212
  Distribution fee - Class C                              1,239
  Administrative                                        116,400
  Custodian                                             104,498
  Audit and legal                                        81,884
  Amortization of organizational expenses                56,562
  Printing                                               34,593
  Registration                                           31,960
  Transfer agency                                        22,318
  Directors fees                                          9,033
  Miscellaneous                                          13,778
  Total expenses                                        521,530
  Less: expenses waived and reimbursed by the
    Adviser (see Note B)                               (437,590)
  Less: expense offset arrangement (see Note B)            (468)
  Net expenses                                                          83,472
  Net investment income                                                 18,810

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions                        (873,006)
  Net realized loss on foreign currency
    transactions                                                        (4,924)
  Net unrealized appreciation (depreciation) of:
    Investments                                                     (1,228,732)
    Foreign currency denominated assets and
      liabilities                                                            4
  Net loss on investments and foreign currency
    transactions                                                    (2,106,658)

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $(2,087,848)


*    Commencement of operations.

     See notes to financial statements.


9


STATEMENT OF CHANGES IN NET ASSETS
SEPTEMBER 3, 1997* TO JULY 31, 1998             ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                                            $    18,810
  Net realized loss on investments and foreign currency
    transactions                                                      (877,930)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                     (1,228,728)
  Net decrease in net assets from operations                        (2,087,848)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                                             (5,303)
    Class B                                                            (10,749)
    Class C                                                               (619)
    Advisor Class                                                         (714)
  Distributions in excess of net investment income
    Class A                                                                 -0-
    Class B                                                             (1,442)
    Class C                                                               (191)
    Advisor Class                                                           -0-

CAPITAL STOCK TRANSACTIONS
  Net increase                                                       4,165,036
  Total increase                                                     2,058,170

NET ASSETS
  Beginning of period                                                  100,300
  End of period                                                    $ 2,158,470


*    Commencement of operations.

     See notes to financial statements.


10


NOTES TO FINANCIAL STATEMENTS
JULY 31, 1998                                   ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Greater China '97 Fund, Inc. (the "Fund") was organized as a Maryland corporation on April 30, 1997 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with an initial sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $326,500 have been deferred and are being amortized on a straight-line basis through August 2002.

3. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.


11


NOTES TO FINANCIAL STATEMENTS (CONTINUED)       ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares also have no distribution fees).

6. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

7. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions resulted in a decrease in accumulated net realized loss on investment and foreign currency transactions and a corresponding decrease in additional paid-in-capital and an increase in distributions in excess of net investment income. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. ("the Adviser") a fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly.

The Adviser has agreed to voluntarily waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 2.50%, 3.20%, 3.20%, and 2.20% of average net assets, respectively, for the Class A, Class B, Class C and Advisor Class shares. For the period ended July 31, 1998, such waiver and reimbursement amounted to $437,590. The Adviser voluntarily waived $116,400, pursuant to the advisory agreement representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the period ended July 31, 1998.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the period ended July 31, 1998, the Transfer Agent voluntarily waived all of its fees under the Agreement which amounted to $5,150.

In addition, for the period ended July 31, 1998, the Fund's expenses were reduced by $468 under an expense offset arrangement with Alliance Fund Services. Transfer agency fees reported in the statement of operations exclude these credits.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $1,598 from the sale of Class A shares and $10,341 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the period ended July 31, 1998.

Brokerage commissions paid on investment transactions for the period ended July 31, 1998 amounted to $34,049, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor DLJ directly.


12


                                                ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $533,473 and $18,510 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $5,861,957 and $1,578,742, respectively, for the period ended July 31, 1998. There were no purchases or sales of U.S. government or government agency obligations for the period ended July 31, 1998.

At July 31, 1998, the cost of investments for federal income tax purposes was $3,514,726. Accordingly, gross unrealized appreciation of investments was $22,520 and gross unrealized depreciation of investments was $1,355,768 resulting in net unrealized depreciation of $1,333,248 (excluding foreign currency transactions).

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts for investment purposes and to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. There were no forward exchange currency contracts outstanding at July 31, 1998. The Fund incurred and elected to defer post October currency and capital losses of $4,854 and $768,490 for the year ended July 31, 1998.


13


NOTES TO FINANCIAL STATEMENTS (CONTINUED)       ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares.

Transactions in capital stock were as follows:

                                            SHARES                AMOUNT
                                      -------------------   -------------------
                                       SEPTEMBER 3, 1997*    SEPTEMBER 3, 1997*
                                               TO                    TO
                                          JULY 31, 1998         JULY 31, 1998
                                      -------------------   -------------------

CLASS A
Shares sold                                   112,520            $  971,684
Shares issued in reinvestment of
  dividends                                       502                 3,613
Shares redeemed                               (20,972)             (132,177)
Net increase                                   92,050            $  843,120

CLASS B
Shares sold                                   398,593            $3,556,766
Shares issued in reinvestment of
  dividends and distributions                   1,205                 8,686
Shares redeemed                               (78,167)             (463,301)
Net increase                                  321,631            $3,102,151

CLASS C
Shares sold                                    21,183            $  201,955
Shares issued in reinvestment of
  dividends and distributions                      84                   604
Shares redeemed                                  (168)               (1,054)
Net increase                                   21,099            $  201,505

ADVISOR CLASS
Shares sold                                     2,622            $   20,507
Shares redeemed                                  (279)               (2,311)
Net increase                                    2,352            $   18,260

NOTE F: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ending on July 31, 1998.


NOTE G: CONCENTRATION OF RISK
Investing in securities of foreign companies involves special risks which include revaluation of currency and future adverse political and economic developments. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies.


*    Commencement of operations.


14


FINANCIAL HIGHLIGHTS                            ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                          ADVISOR
                                              CLASS A        CLASS B        CLASS C        CLASS
                                           -------------  -------------  -------------  -------------
                                            SEPTEMBER 3,   SEPTEMBER 3,   SEPTEMBER 3,   SEPTEMBER 3,
                                              1997 (A)       1997 (A)       1997 (A)       1997 (A)
                                                 TO             TO             TO             TO
                                           JULY 31, 1998  JULY 31, 1998  JULY 31, 1998  JULY 31, 1998
                                           -------------  -------------  -------------  -------------
Net asset value, beginning of period          $10.00          $10.00        $10.00         $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                     .08             .03           .03            .10
Net realized and unrealized loss on
  investments and foreign currency
  transactions.                                (5.18)          (5.17)        (5.17)         (5.18)
Net decrease in net asset value from
  operations                                   (5.10)          (5.14)        (5.14)         (5.08)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.06)           (.03)         (.03)          (.07)
Distributions in excess of net investment
  income                                         .00            (.01)         (.01)           .00
Total dividends and distributions               (.06)           (.04)         (.04)          (.07)
Net asset value, end of period                 $4.84           $4.82         $4.82          $4.85

TOTAL RETURN
Total investment return based on net asset
  value (d)                                   (51.20)%        (51.53)%      (51.53)%       (51.06)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)       $445          $1,551          $102            $60
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements (e)(f)                       2.52%           3.22%         3.22%          2.22%
  Expenses, before waivers/
    reimbursements (e)                         18.27%          19.18%        19.37%         18.13%
  Net investment income (e)                     1.20%            .53%          .50%          1.51%
Portfolio turnover rate                           58%             58%           58%            58%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived/reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f) Ratio reflects expenses grossed up for expense offset arrangement with the transfer agent. For the year ended July 31, 1998, the ratios of expenses net of waivers/reimbursements would have been 2.50%, 3.20%, 3.20% and 2.20% for Class A, B, C and Advisor Class.


15


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                            ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE GREATER CHINA '97 FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Greater China '97 Fund, Inc. (the "Fund"), including the portfolio of investments, as of July 31, 1998, and the related statements of operations and changes in net assets and financial highlights for the period from September 3, 1997 (commencement of operations) to July 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assur-ance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Greater China '97 Fund, Inc. at July 31, 1998, and the results of its operations, changes in its net assets and the financial highlights for the period from September 3, 1997 to July 31, 1998, in conformity with generally accepted accounting principles.


New York, New York
September 4, 1998


16


                                                ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
DAVID H. DIEVLER (1)
WILLIAM H. FOULK, JR. (1)
TAK-LUNG TSIM

OFFICERS
MATTHEW W. S. LEE, CHIEF INVESTMENT OFFICER
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
MAMURO YAMAOKA, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY10019


(1)  Member of the Audit Committee


17


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Strategic Balanced Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio

18

ALLIANCE GREATER CHINA '97 FUND
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

(r) THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

GCFAR